UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

September 28, 2010
____________________________________________________

HIDENET SECURE ARCHITECTURES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	22-3061278
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

2737 Faxon Dr.
Plano, Texas 75025
(Address of principal executive offices)

Tony Beyer, President
2737 Faxon Dr.
Plano, Texas 75025
(Name and address of agent for service)

(214) 207-2422
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

HIDENET SECURE ARCHITECTURES, INC., a New Jersey corporation (the "Corporation") accepted the resignations of Sameer Mohan. Effective September 28,, 2010 he will no longer serve as director and officer of the Corporation.

 The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

Tony Beyer was appointed  President, Secretary, Treasurer, and Director of the Registrant.

SECTION 9.  EXHIBITS.

(c)  Exhibits

Exhibit No.	Description
10.01	Tony Beyer Letter of Consent to Act.

17.01	Sameer Mohan Letter of Resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIDENET SECURE ARCHITECTURES, INC.
By: /s/ Tony Beyer
Tony Beyer
Date: September 28, 2010